SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 31, 2002  (July 24, 2002)
____________________________________
Date of Report (Date of earliest event reported)

PepsiCo, Inc.
_______________________________________
(Exact name of registrant as specified in its charter

North Carolina
__________________________________
(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
_____________________________________
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Item 5.	Other Events
On July 24, 2002, PepsiCo, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the SEC’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

The information in Exhibit 99.1 and Exhibit 99.2 are incorporated herein by reference.
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1	Statement Under Oath of Principal Executive Officer of PepsiCo, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Principal Financial Officer of PepsiCo, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2002	PepsiCo, Inc.

By:	/S/ THOMAS H. TAMONEY, JR.
Thomas H. Tamoney, Jr.
Vice President and Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Statement Under Oath of Principal Executive Officer of PepsiCo, Inc. Regarding Facts and Circumstanced Relating to Exchange Act Filings.
99.2	Statement Under Oath of Principal Financial Officer of PepsiCo, Inc. Regarding Facts and Circumstanced Relating to Exchange Act Filings.